DREYFUS GNMA FUND, INC.



ANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       THE FUND

                                                                        DREYFUS
                                                                GNMA FUND, INC.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus GNMA Fund, Inc., covering the 12-month period from May 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, Argentina's default on its sovereign debt and the first calendar quarter of U.S. economic contraction in about 10 years. Bonds generally benefited from some of these events and were hurt by others. Some investors who attempted to profit from the market's short-term gyrations found that the market moved faster than they could.

Indeed, as many professionals can attest, the bond market's direction becomes clearer only when viewed from a perspective measured in full economic cycles. Although you may become excited about the opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

HOW DID DREYFUS GNMA FUND, INC. PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended April 30, 2002, the fund achieved a total return of 8.42% and distributed income dividends totaling $0.828 per share.(1) In comparison, the Lehman Brothers GNMA Index (the "Index"), the fund's benchmark, achieved a total return of 8.19% for the same period.(2) Additionally, the fund is reported in the Lipper GNMA Funds category. Over the reporting period, the average total return for all funds reported in the category was 7.48%.(3)

We attribute the fund's strong relative performance to our security selection strategy, which anticipated the surge in mortgage-loan refinancing and, therefore, avoided its adverse effects on higher yielding, conventional GNMA securities.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund invests at least 80% of its assets in Government National Mortgage Association ("GNMA" or "Ginnie Mae") securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as to asset-backed securities, U.S. Treasuries and repurchase agreements. The fund's goal is to provide a high level of current income consistent with capital preservation.

We use a four-step investment approach:

* PREPAYMENT TREND ANALYSIS. We carefully review the extent to which homeowners are likely to prepay their mortgages because of home sales or refinancing, since a sharp increase or decrease in this trend would adversely affect returns provided by the fund' s mortgage-backed holdings.

* OPTION-ADJUSTED SPREAD ANALYSIS. This analytical tool compares the early redemption or extension characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries.
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

  This analysis helps us measure the relative risk that different types of mortgage-backed securities may have versus their expected total return.

* CASH FLOW STRUCTURE ANALYSIS. This helps us determine the predictability and security of cash flows provided by different bond structures. We analyze the benefits of 30- and 15-year fixed-rate securities along with adjustable-rate mortgage securities ("ARMs"). Also, within the GNMA market, we analyze project loans that offer cash flow protection from loan prepayments.

* TOTAL-RATE-OF-RETURN SCENARIOS. We calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The major influence on the fund and the GNMA market during the reporting period was the unprecedented surge in mortgage refinancing that took place as interest rates fell to historically low levels. A record number of homeowners prepaid their existing mortgages and established new ones during the final months of 2001 and, to a lesser extent, the early part of 2002. As might be expected, higher yielding mortgage-backed securities were hardest hit when homeowners returned principal to bondholders, and the securities were effectively redeemed early.

We avoided the potential brunt of these problems by establishing a relatively defensive strategy before mortgage rates declined to the low levels that triggered the massive refinancing wave. We focused primarily on GNMA securities with modest yields that we believed were unlikely to be prepaid, and we avoided the high yielding GNMA securities that were most affected.

To help boost some of the yield that was sacrificed with this strategy of preserving principal in the face of such refinancing, we devoted about 9% of the fund's assets to commercial mortgage-backed securi ties, which generally do not have prepayment provisions, and 5% to asset-backed securities, which are backed by consumer-oriented receivables such as home equity loans. We allocated about 12% of the fund's GNMA holdings to GNMA project loans, which also cannot be paid off early. At times, only about 50% of the fund' s total assets were invested in conventional, "callable" GNMA securities compared to 100% of the Index. We believed this strategy was prudent and worked well for shareholders in this unprecedented environment.

WHAT IS THE FUND'S CURRENT STRATEGY?

With an economic recovery underway, mortgage rates have risen and the refinancing boom has ended. Accordingly, we have shifted assets to the higher yielding GNMA securities we had previously avoided, and we have reduced the fund' s holdings of commercial mortgage-backed securities and asset-backed securities by locking in profits after they rose, in our view, to fair values

Although the rate-cutting campaign is finished, we do not expect the Federal Reserve Board to raise short-term interest rates imminently. Therefore, we have recently maintained a generally neutral stance regarding interest rates. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

(3)  SOURCE: LIPPER INC.    -- CATEGORY  AVERAGE  RETURNS  REFLECT  THE FEES AND
     EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus GNMA Fund, Inc. and the Lehman Brothers GNMA Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 4/30/02


                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            8.42%              6.92%             6.59%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS GNMA FUND, INC. ON 4/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS GNMA INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN GINNIE MAES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET, CONSISTING OF 15- AND 30-YEAR FIXED-RATE GNMA SECURITIES. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

April 30, 2002


                                                                                              Principal
BONDS AND NOTES--108.3%                                                                       Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED--82.2%

Government National Mortgage Association I:

   6%                                                                                        61,150,000  (a)          60,518,932

   6.5%                                                                                     130,104,500  (a)         131,893,437

   6.5%, 9/15/2008-6/15/2031                                                                 46,142,805               47,965,055

   7%, 11/15/2022-12/15/2022                                                                    208,140                  216,726

   7.5%, 12/15/2006-11/15/2028                                                               67,318,243               71,371,303

   8%, 4/15/2008-12/15/2022                                                                  25,975,551               27,878,088

   8.5%, 2/15/2006-12/15/2022                                                                17,268,611               18,849,031

   9%, 4/15/2016-12/15/2022                                                                  15,212,396               16,747,185

   9.5%, 3/15/2018-11/15/2024                                                                 2,753,337                3,059,112

                                                                                                                     378,498,869

Government National Mortgage Association II:

   5%, 7/20/2030-9/20/2030                                                                    5,891,190  (b)           5,924,328

   5.25%, 4/20/2030                                                                           9,620,257  (b)           9,722,473

   6.375%, 2/20/2027                                                                            142,414  (b)             144,996

   6.5%, 5/20/2031-6/20/2031                                                                 18,762,613               18,961,873

   6.75%, 9/20/2027                                                                              93,417                   95,578

   7%, 4/20/2024-1/20/2032                                                                  146,979,812              151,761,866

   7.5%, 9/20/2030                                                                            4,425,111                4,626,985

   8%, 2/20/2034-4/20/2034                                                                    7,785,127                8,223,041

   9%, 3/20/2016                                                                                644,658                  706,907

   9.5%, 2/20/2016-2/20/2025                                                                    836,718                  925,514

   10.5%, 9/20/2013-9/20/2018                                                                   856,406                  973,486

                                                                                                                     202,067,047

Government National Mortgage Association I,

  Graduated Payment Mortgage:

      10.25%, 9/15/2018                                                                          42,503                   47,962

      10.75%, 3/15/2010-2/15/2016                                                                69,638                   78,624

                                                                                                                         126,586

Government National Mortgage Association II,

  Graduated Payment Mortgage,

   11.75%, 6/20/2015-1/20/2016                                                                  118,312                  136,507

Government National Mortgage Association I,

  Construction Loans:

      6.75%, 3/15/2040                                                                        8,288,104                8,494,012

      7.25%, 4/15/2032                                                                        8,492,400                8,768,403

                                                                                                                      17,262,415

Government National Mortgage Association I,

  Project Loans:

      6.3%, 11/15/2038                                                                       20,905,041               21,107,559

      6.315%, 10/15/2033                                                                      1,468,529                1,502,209

      6.355%, 8/15/2024                                                                       3,199,841                3,278,757

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I,

  Project Loans (continued):

      6.36%, 2/15/2037                                                                       20,020,919               20,252,412

      6.375%, 10/15/2033-1/15/2034                                                           20,403,316               20,715,734

      6.38%, 9/15/2033                                                                        8,250,722                8,374,483

      6.41%, 8/15/2028                                                                        1,790,977                1,821,480

      6.5%, 12/15/2023-7/15/2029                                                             22,744,620               23,246,671

      6.55%, 7/15/2033                                                                        7,793,541                7,983,509

      6.6%, 9/15/2019-9/15/2030                                                               8,820,124                9,141,584

      6.625%, 6/15/2028-5/15/2033                                                            10,669,070               11,073,779

      6.75%, 10/15/2033-12/15/2033                                                            6,896,734                7,204,248

      6.875%, 5/15/2040                                                                       7,790,076                8,044,472

                                                                                                                     143,746,897

Government National Mortgage Association,

   Ser. 2001-25, Cl. CI, 7%, 2029                                                             1,680,685                  491,135

Federal Home Loan Mortgage Corp.,

  REMIC,

  Stripped Securities, Interest Only Class:

      Ser. 1583, Cl. ID, 7%, 2023                                                             5,059,464  (c)             958,768

      Ser. 1628, Cl. MA, 6.5%, 2022                                                           2,047,109  (c)             192,660

      Ser. 1829, Cl. I, 6.5%, 2017                                                               99,109  (c)                  80

      Ser. 1882, Cl. PK, 7%, 2026                                                             3,181,482  (c)             821,522

      Ser. 1969, Cl. PI, 7%, 2009                                                               922,310  (c)              21,019

      Ser. 1998, Cl. PK, 7%, 2026                                                             5,830,109  (c)             697,988

      Ser. 2043, Cl. IE, 6.5%, 2023                                                          19,484,488  (c)           1,896,612

      Ser. 2048, Cl. PJ, 7%, 2028                                                             5,000,000  (c)             696,875

      Ser. 2065, Cl. PH, 6.5%, 2021                                                           3,009,272  (c)             242,564

      Ser. 2399, Cl. IQ, 6.5%, 2022                                                          24,250,669  (c)           3,288,149

                                                                                                                       8,816,237

Federal National Mortgage Association:

   Notes, 3.9%, 2004                                                                         34,100,000               34,294,336

   6.2%, 1/1/2011                                                                            18,174,031               18,625,543

   6.82%, 1/1/2028                                                                            3,443,498                3,580,420

   Stripped Securities, Interest Only Class:

      Ser. 1993-133, Cl. HA, 9.96%, 2022                                                      4,565,742  (c)             627,790

      Ser. 1996-55, Cl. PL, 7%, 2025                                                          1,803,704  (c)              90,185

      Ser. 1997-16, Cl. PJ, 7%, 2026                                                          3,749,132  (c)             506,749

      Ser. 1997-40, Cl. PI, 7%, 2027                                                         26,780,361  (c)           4,912,857

      Ser. 1997-84, Cl. PI, 6.5%, 2021                                                        2,414,201  (c)             341,368

   Whole Loan,

      Ser. 2001-W1, Cl. AF6, 6.402%, 2031                                                     5,932,000                6,093,277

                                                                                                                      69,072,525

TOTAL U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED                                                                       820,218,218

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------


ASSET-BACKED CTFS.--5.7%

ACLC Business Loan Receivables Trust,

   Ser. 1998-1, Cl. A1, 6.435%, 2019                                                          6,882,443  (d)           6,400,672

Conseco Finance,

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                           4,444,582                4,563,574

Equivantage Home Equity Loan Trust:

   Ser. 1996-2, Cl. A4, 8.05%, 2027                                                           5,201,838                5,408,072

   Ser. 1997-1, Cl. A4, 7.275%, 2028                                                          5,166,551                5,352,332

GMAC Mortgage Corp. Loan Trust,

   Ser. 2000-HE3, Cl. A2, 7.17%, 2015                                                         1,225,012                1,233,900

Green Tree Home Improvement Loan Trust ,

   Ser. 1997-A, Cl. HEA6, 7.16%, 2028                                                         3,879,669                3,947,006

The Money Store Home Equity Trust:

   Ser. 1995-B, Cl. A6, 7.5%, 2026                                                            6,345,078                6,471,921

   Ser. 1997-D, Cl. AF7, 6.485%, 2038                                                         5,929,303                6,172,402

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                          4,505,058                4,658,336

Nomura Depositor Trust,

   Ser. 1998-ST1, Cl. A3, 2.44%, 2003                                                         3,000,000  (d,e)         2,994,276

WFS Financial Owner Trust,

   Ser. 2000-D, Cl. A4, 6.98%, 2008                                                           8,744,000                9,232,093

TOTAL ASSET-BACKED CTFS.                                                                                              56,434,584

COMMERCIAL MORTGAGE
   PASS-THROUGH CTFS.--10.6%

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                       16,153,386               16,630,881

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                          15,274,000               15,629,131

   Ser. 2001-CF2, Cl. A4, 6.505%, 2034                                                        5,200,000                5,390,788

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                          8,539,203                9,063,846

GS Mortgage Securities II,

   Ser. 2001-LIB, Cl. A2, 6.615%, 2016                                                       17,375,000  (d)          17,382,193

Morgan (J.P.) Commercial Mortgage Finance,

   Ser. 2000-C10, Cl. C, 7.535%, 2032                                                        11,430,000  (e)          12,438,773

Office Portfolio Trust,

   Ser. 2001-HRPA, Cl. A1, 6.151%, 2016                                                       8,243,662  (d)           8,465,211

PNC Mortgage Acceptance,

   Ser. 2000-C2, Cl. C, 7.64%, 2033                                                          11,000,000               11,826,921

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.955%, 2031                                                         8,329,285                8,779,599

TOTAL COMMERCIAL
   MORTGAGE PASS-THROUGH CTFS.                                                                                       105,607,343

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--4.8%

BA Mortgage Securities,

   Ser. 1998-2, Cl. 2B1, 6.5%, 2013                                                             380,512                  386,017

Bank of America Mortgage Securities:

   Ser. 2000-6, Cl. B1, 7.75%, 2030                                                           6,970,865                7,002,996

   Ser. 2000-6, Cl. B2, 7.75%, 2030                                                           2,225,185                2,234,660

Countrywide Home Loans:

   Ser. 2000-5, Cl. B1, 7.75%, 2030                                                           7,402,115                7,668,576

   Ser. 2000-6, Cl. B1, 7.75%, 2030                                                           5,617,618                5,773,859

   Ser. 2000-8, Cl. B1, 7.5%, 2031                                                            5,439,188                5,575,168

GE Capital Mortgage Services:

   Ser. 1997-13, Cl. B1, 6.75%, 2012                                                            400,122                  405,486

   Ser. 1998-1, Cl. B1, 6.75%, 2013                                                             806,296                  818,467

   Ser. 1998-16, Cl. B1, 6.5%, 2013                                                             521,504                  527,606

   Ser. 1998-16, Cl. M, 6.5%, 2013                                                            1,564,514                1,583,571

Norwest Asset Securities:

   Ser. 1997-20, Cl. B1, 6.75%, 2012                                                            812,438                  823,254

   Ser. 1998-14, Cl. B2, 6.5%, 2013                                                           1,231,531                1,248,394

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                             5,601,835  (d)           5,417,150

PNC Mortgage Securities:

   Ser. 1998-2, Cl. 3B2, 6.75%, 2013                                                            638,292                  654,997

   Ser. 1998-2, Cl. 4B2, 6.75%, 2027                                                            619,833                  626,097

   Ser. 1998-11, Cl. 2B2, 6.25%, 2013                                                           440,781                  444,192

Residential Funding Mortgage Securities I:

   Ser. 1997-S6, Cl. B1, 7%, 2012                                                               884,780                  897,984

   Ser. 1997-S10, Cl. M2, 7%, 2012                                                              719,820                  728,037

   Ser. 1997-S11, Cl. M2, 7%, 2012                                                              604,149                  611,020

   Ser. 1997-S16, Cl. M2, 6.75%, 2012                                                         1,016,987                1,044,813

   Ser. 1998-S1, Cl. M2, 6.5%, 2013                                                             906,359                  917,933

   Ser. 1998-S14, Cl. M2, 6.5%, 2013                                                          1,413,369                1,431,933

   Ser. 1998-S16, Cl. M1, 6.5%, 2013                                                            894,164                  905,377

   Ser. 1998-S16, Cl. M2, 6.5%, 2013                                                            319,403                  323,421

TOTAL RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.                                                                         48,051,008

U.S. GOVERNMENTS--3.3%

U.S. Treasury Inflation Protection Securities,

   3.625%, 1/15/2008                                                                         15,209,000  (f,g,h)      17,478,569

U.S. Treasury Notes,

   4.875%, 2/15/2012                                                                         15,200,000  (h)          14,950,568

TOTAL U.S. GOVERNMENTS                                                                                                32,429,137


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--1.7%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         15,000,000  (f)          17,088,430

TOTAL BONDS AND NOTES

   (cost $1,067,616,179)                                                                                           1,079,828,720
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--8.6%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--3.3%

UBS Securities Inc.,

  1.78%, Dated 4/30/2002, Due 5/1/2002
  in the amount of $32,601,612 (fully
  collateralized by $32,089,000 U.S. Treasury
  Notes, 5 1/2%, due 2/28/2003 value $33,263,780)

   (cost $32,600,000)                                                                        32,600,000               32,600,000

U.S. GOVERNMENTS--5.3%

U.S. Treasury Bills:

   1.62%, 6/6/2002                                                                            3,000,000  (h)           2,994,870

   1.72%, 7/25/2002                                                                          50,000,000               49,799,000

                                                                                                                      52,793,870

TOTAL SHORT-TERM INVESTMENTS

   (cost $85,395,708)                                                                                                 85,393,870
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $1,153,011,887)                                                                         116.9%            1,165,222,590

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (16.9%)            (168,034,569)

NET ASSETS                                                                                      100.00%              997,188,021

(A) PURCHASED ON A FORWARD COMMITMENT BASIS.

(B) ADJUSTABLE RATE MORTGAGE-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C) NOTIONAL FACE AMOUNT SHOWN.

(D)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2002, THESE SECURITIES AMOUNTED TO $40,659,502 OR 4.1% OF NET ASSETS.

(E)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(G)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.

(H)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT APRIL 30, 2002,  THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $27,616,706 AND THE
     TOTAL MARKET VALUE OF THE COLLATERERAL HELD BY THE FUND IS $28,079,184.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

April 30, 2002

                                                                                                       Unrealized
                                                         Market Value                                Appreciation
                                                           Covered by                               (Depreciation)
                                         Contracts      Contracts ($)     Expiration              at 4/30/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 5 year Notes                       33        3,499,547      June 2002                      3,610

FINANCIAL FUTURES SHORT

U.S. Treasury 10 year Notes                     325      (34,307,813)     June 2002                   (477,344)

                                                                                                      (473,734)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                       1,153,011,887  1,165,222,590

Cash                                                                 8,958,177

Receivable for investment securities sold                           94,601,683

Collateral for securities loaned--Note 1(b)                         28,079,184

Interest receivable                                                  6,217,851

Receivable for shares of Common Stock subscribed                       527,192

Prepaid expenses                                                        30,423

                                                                 1,303,637,100
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                          687,261

Payable for investment securities purchased                        276,591,926

Liability for securities loaned--Note 1(b)                          28,079,184

Payable for shares of Common Stock redeemed                            486,786

Payable for futures variation margin                                    34,000

Accrued expenses                                                       569,922

                                                                   306,449,079
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     997,188,021
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                  1,053,771,156

Accumulated undistributed investment income--net                     3,278,939

Accumulated net realized gain (loss) on investments                (71,599,043)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($473,734) net unrealized
  depreciation on financial futures]                                11,736,969
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     997,188,021
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(1.1 billion shares of $.001 par value Common Stock authorized)     67,165,593

NET ASSET VALUE, offering and redemption price per share ($)             14.85

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     61,185,942

EXPENSES:

Management fee--Note 3(a)                                            5,753,050

Shareholder servicing costs--Note 3(b)                               1,844,262

Custodian fees--Note 3(b)                                              188,428

Prospectus and shareholders' reports                                    89,621

Professional fees                                                       79,839

Directors' fees and expenses--Note 3(c)                                 55,945

Registration fees                                                       38,050

Interest expense--Notes 2, 5                                             3,655

Miscellaneous                                                           83,248

TOTAL EXPENSES                                                       8,136,098

INVESTMENT INCOME--NET                                              53,049,844
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             18,739,960

Net realized gain (loss) on financial futures                       (4,328,502)

NET REALIZED GAIN (LOSS)                                            14,411,458

Net unrealized appreciation (depreciation)
  on investments [including ($1,148,296) net
  unrealized (depreciation) on financial futures]                    9,291,701

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              23,703,159

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                76,753,003

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                             -----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         53,049,844           57,523,046

Net realized gain (loss) on investments        14,411,458            6,461,474

Net unrealized appreciation
   (depreciation) on investments                9,291,701           32,473,333

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   76,753,003           96,457,853
--------------------------------------------------------------------------------

NET EQUALIZATION (DEBITS)--NOTE 1(E)              217,819             (172,623)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (53,749,577)         (57,791,134)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 156,116,600            97,724,608

Dividends reinvested                           42,368,092            44,391,981

Cost of shares redeemed                      (145,616,066)         (170,481,827)

INCREASE (DECREASE) IN NET ASSETS

   FROM CAPITAL STOCK TRANSACTIONS             52,868,626           (28,365,238)

TOTAL INCREASE (DECREASE) IN NET ASSETS        76,089,871            10,128,858
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           921,098,150          910,969,292

END OF PERIOD                                 997,188,021          921,098,150

Undistributed investment income--net            3,278,939            7,468,641
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    10,626,853            6,956,314

Shares issued for dividends reinvested          2,898,051            3,155,849

Shares redeemed                                (9,931,697)         (12,137,765)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,593,207           (2,025,602)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                               Year Ended April 30,
                               -------------------------------------------------
                                                          2002(a)        2001       2000           1999              1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       14.49       13.89       14.54          14.99             14.44

Investment Operations:

Investment income--net                                       .81(b)      .90         .90       .     92               .91

Net realized and unrealized

   gain (loss) on investments                                .37         .60        (.65)          (.46)              .55

Total from Investment Operations                            1.18        1.50         .25            .46              1.46

Distributions:

Dividends from investment income--net                       (.82)       (.90)       (.90)          (.91)             (.91)

Net asset value, end of period                             14.85       14.49       13.89          14.54             14.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            8.42       11.22        1.75           3.17             10.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                        .85         .90         .92            .94               .96

Ratio of interest expense
   and loan commitment fees
   to average net assets                                     .00(c)      .02          --            .25               .00(c)

Ratio of net investment income
   to average net assets                                    5.53        6.30        6.40           6.19              6.16

Portfolio Turnover Rate                                   452.76      458.09      420.18         206.15            342.71
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                           997,188     921,098     910,969      1,068,347         1,172,792

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  APRIL 30,  2002 WAS TO  DECREASE  NET
     INVESTMENT  INCOME PER SHARE BY $.03,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.03 AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.68% TO 5.53%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus GNMA Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide an investor with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sale price on the securities exchange on
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $31,497 during the period ended April 30, 2002 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On April 30, 2002, the Board of Directors declared a cash dividend of $.071 per share from undistributed investment income-net, payable on May 1, 2002 (ex-dividend date) to shareholders of record as of the close of business on April 30, 2002.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,278,939, accumulated capital losses $72,059,808 and unrealized appreciation $11,964,265.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $49,193,098 of the carryover expires in fiscal 2003, $5,710,751 expires in fiscal 2005, $6,916,020 expires in fiscal 2007, $8,326,405 expires in fiscal 2008 and $1,913,534 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2002 and April 30, 2001, were as follows: ordinary income $53,749,577 and $57,791,134, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended April 30, 2002, as a result of permanent book to tax differences [including equalization credits (debits) ], the fund decreased accumulated undistributed investment income-net by $3,692,928, decreased accumulated net realized gain (loss) on investments by $1,173,033 and increased paid-in capital by $4,865,961. Net assets were not affected by this reclassification.

(E) EQUALIZATION: For the year ended April 30, 2002, the fund followed the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by fund shares issued or redeemed. Effective May 1, 2002, the fund will no longer follow the accounting practice of equalization.

NOTE 2--BANK LINE OF CREDIT:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under either line of credit.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 11_2%
of    the    value    of
the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. No expense reimbursement was required for the period ended April 30, 2002, pursuant to the Agreement.

(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an aggregate annual rate not to exceed .20 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund' s average daily net assets for any full fiscal year. During the period ended April 30, 2002, the fund was charged $941,713 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $494,653 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2002, the fund was charged $188,428 pursuant to the custody agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

(A) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2002, amounted to $5,543,487,421 and $5,840,884,371, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2002, are set forth in the Statement of Financial Futures.

(B) At April 30, 2002, the cost of investments for Federal income tax purposes was $1,153,258,325; accordingly, accumulated net unrealized appreciation on investments was $11,964,265, consisting of $24,775,994 gross unrealized appreciation and $12,811,729 gross unrealized depreciation.

NOTE 5--REVERSE REPURCHASE AGREEMENTS:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk.


The average daily amount outstanding during the period ended April 30, 2002 was approximately $79,400, with a related weighted average annualized interest rate of 4.60%.

NOTE 6--CHANGE IN ACCOUNTING PRINCIPLE:

As required, effective May 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to May 1, 2001, the fund did not amortize premiums on fixed income securities and amortized discount on a straight line basis and included paydown gains and losses in net realized gains (losses) on investments. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $14,860 decrease in accumulated undistributed investment income-net and a corresponding $14,860 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on April 30, 2001.

The  effect  of  this change for the period ended April 30, 2002 was to decrease net investment income by $1,391,644, increase net unrealized appreciation (depreciation) by $218,611 and increase net realized gains (losses) by $1,173,033. The statement of changes in net assets and financial highlights for prior periods, have not been restated to reflect this change in presentation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS DREYFUS GNMA FUND, INC.

We have audited the accompanying statement of assets and liabilities of Dreyfus GNMA Fund, Inc., including the statements of investments and financial futures, as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of April 30, 2002 and confirmations of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus GNMA Fund, Inc. at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP
New York, New York
June 18, 2002



BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

DAVID W. BURKE (66)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

Samuel Chase (70)

Board Member (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

GORDON J. DAVIS (60)

BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner with the law firm of LeBoeuf, Lamb, Greene & MacRae

OTHER DIRECTORSHIPS AND AFFILIATIONS:

*  Consolidatated Edison, Inc., a utility company, Director

*  Phoenix Companies, Inc., a life insurance company, Director

*  Also a Director/Trustee for various not-for-profit group

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

JONI EVANS (60)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

ARNOLD S. HIATT (75)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Socially Responsibility, Chairman

* American Academy of Arts and Sciences, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

BURTON N. WALLACK (51)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company managing real estate in the New York City area

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND' S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

NOTES

                 FOR MORE INFORMATION

                        DREYFUS
                        GNMA FUND, INC.
                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



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(c) 2002 Dreyfus Service Corporation                                  265AR0402